Supplement Dated May 27, 2011
To The Statement of Additional Information Dated May 1, 2011

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective May 24, 2011, on page 181, please delete the row for JNL/T. Rowe Price Short-Term Bond Fund (and the corresponding footnote) of the section entitled “Sub-Advisory Fees” in its entirety and replace it with the following:

FUND	ASSETS	FEES
JNL/T. Rowe Price Short-Term Bond Fund9
Less than $100 million:
$0 to $50 million
Amounts over $50 million

Greater or equal to $100 million, but less than $1.5 billion:
$0 to $100 million
$100 million to $250 million
$250 million to $500 million
Over $500 million

Greater or equal to $1.5 billion:
All Assets

.30% .25% .20% .175% .125% .10% .10%

9 For net assets less than $100 million, the sub-adviser fees will be 0.30% on net assets up to $50 million and 0.25% on net assets greater than $50 million. The Sub-Adviser fee will reset to 0.20% on net assets from $0 to $100 million, once assets reach $100 million. The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million. The credit will apply at an asset range between approximately $70 million and $100 million.  The transitional credit will only apply when asset levels decrease due to market depreciation and not when asset levels decrease due to redemption activity.  For net assets greater or equal to $1.5 billion, the Sub-Adviser fees will be 0.10% on all assets.

This Supplement is dated May 27, 2011.

(To be used with V3180 05/11 and V3180PROXY 05/11.)

CMX7459 05/11